EXHIBIT 10.20

AMENDMENT NUMBER TWO
TO THE
HENRY SCHEIN, INC.
DEFERRED COMPENSATION PLAN
EFFECTIVE AS OF JANUARY 1, 2011

WHEREAS, Henry Schein, Inc. (the “Company”) maintains the Henry Schein, Inc. Deferred Compensation Plan, effective as of January 1, 2011, as amended (the “Plan”);

WHEREAS, pursuant to Section 8.2 of the Plan, the Compensation Committee of the Board of Directors of Henry Schein, Inc. (the “Committee”) is authorized to amend the Plan; and

WHEREAS, the Committee wishes to amend the Plan to allow the Committee as well as the Board to approve Associated Companies as participating employers under the Plan.

NOW, THEREFORE, the Plan is hereby amended effective as of January 1, 2011 as follows:

1.	Section 2.19 of the Plan is hereby amended in its entirety to read as follows:
“‘Employer’ means the Company and any Associated Company which is approved as a participating employer hereunder by the Board or the Committee.”

IN WITNESS WHEREOF, this amendment has been executed this 10th day of May, 2013.

HENRY SCHEIN, INC.

By: /s/ Michael S. Ettinger
Title: Senior Vice President and General Counsel